Exhibit 99.1

1 Investor Presentation As of June 30, 2014

Consumer finance company focused on the sub - prime auto market Established in 1991; IPO in 1992 Through June 30, 2014, over $10.8 billion in contract purchases from auto dealers Irvine, California operating headquarters and branches in Nevada, Virginia, Florida and Illinois Approximately 730 employees As of June 30, 2014, managed portfolio of approximately $1.374 billion 2

3 $850 $950 $1,050 $1,150 $1,250 $1,350 Total Managed Portfolio ($ in mm) $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Pretax Income ($ in mm ) $30 $60 $90 $120 $150 $180 $210 New Contract Purchases ($ in mm) (1) Equal to annualized pretax income as a percentage of the average managed portfolio. 0.0% 1.0% 2.0% 3.0% 4.0% Return on Managed Assets (1)

Growth in managed portfolio and declines in funding costs are driving enhanced operating leverage and profitability (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. Quarter Ended June 2014 (1) Quarter Ended March 2014 (1) Quarter Ended June 2013 (1) Interest Income 20.3% 20.4% 21.6 % Servicing and Other Income 1.0% 1.0% 1.4 % Interest Expense (3.6)% (4.2)% (5.6)% Net Interest Margin 17.8% 17.2% 17.4% Provision for Credit Losses (7.6)% (7.5)% (6.7)% Core Operating Expenses (6.5)% (6.0)% (7.9)% Provision for Contingent Liabilities 0.0% 0.0% (3.7)% Gain on Cancellation of Debt 0.0% 0.0% 4.2% Pretax Return on Assets 3.7% 3.7% 3.3% 4

U.S. Auto Finance Market

U.S. Auto Finance Market

- Over $800 billion in auto loans outstanding as of Q1 2014(1)
- Approximately 35% is "subprime" (credit score less than 620) (1)
- 2014 pacing for approximately $150 billion in new subprime auto loans (2)
- Historically fragmented market
- Few dominant long-term players
- Significant barriers to entry

Other National Industry Players

- Santander Consumer USA
- GM Financial/AmeriCredit
- Capital One
- Chase Custom
- Wells Fargo
- Westlake Financial
- Credit Acceptance Corp.
- Exeter Finance Corp.

(1) According to Experian Automotive.

(2) According to Equifax.

5 CPS

Purchase contracts from dealers in over 48 states across the U.S. As of June 30, 2014 had 113 employee marketing representatives, 53 in the field and 60 in - house Primarily factory franchised dealers (1) Under the CPS programs for contracts purchased during the first six months of 2014. 64% 36% Contract Purchases (1) Factory Franchised Independents 6

$284 $691 $1,019 $1,283 $297 $9 $113 $552 $764 $401 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 ($ in millions) Since inception through June 2014 the Company has purchased over $ 10.8 billion in contracts New contract purchases have ramped up significantly since financial crisis 7

$1,231 $1,122 $1,374 $1,566 $2,126 $1,664 $1,195 $756 $795 $898 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in Millions) 8 Decline through 2010 was the result of the financial crisis Managed portfolio is growing again

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Model Year • 9% New • 91% Pre - owned • 47% Domestic • 53% Imports Primarily late model, pre - owned vehicles 9 (1) Under the CPS programs for contracts purchased during the first half of 2014.

CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the credit spectrum (1) Under the CPS programs for contracts purchased during the first half of 2014. (2) Contract APR as adjusted for fees charged (or paid) to dealer. 10 Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Total Annual Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 14.8% $18,478 $92,268 6.7 598 4% Super Alpha 16.4% $18,535 $73,716 8.7 577 14% Alpha Plus 18.7% $17,125 $60,492 7.4 571 14% Alpha 20.9% $15,931 $49,968 6.3 565 41% Standard 24.2% $13,541 $49,632 5.1 563 9% Mercury / Delta 25.1% $12,898 $44,880 4.6 557 10% First Time Buyer 24.7% $11,802 $37,992 3.6 582 8% Total 20.5% $15,442 $53,664 5.8 569 100%

Yields and credit metrics are significantly stronger today than at the end of the last cycle (1) (1) For new contracts purchased during the calendar quarter under the CPS programs. Averages are weighted by principal balance. (2) Contract APR as adjusted for fees charged (or paid) to dealer . (3) Wholesale loan - to - value ratio. Q2 ‘07 Q2 ‘08 Q2 ‘10 Q2 ‘11 Q2 ‘12 Q2 ‘13 Q2 ‘14 New Contract Purchases ($ in mm) $337.6 $75.0 $26.7 $60.8 $137.9 $203.8 $211.4 Avg. Yield (2) 18.7% 20.9% 24.6% 24.1% 22.8% 21.6% 20.6% Avg. FICO 524 532 577 567 560 560 568 Avg. Original Term ( mos ) 65 64 62 63 63 63 65 Avg. LTV (3) 116.3% 113.4% 113.0% 113.0% 112.9% 113.7% 113.1% 11

12 (1) Under the CPS programs for contracts purchased during first half of 2014. • Average age 42 years • Average time in job 6 years • Average time in residence 7 years • Average credit history 13 years • Average household income $53,664 per year • Percentage of homeowners 26% Borrower: • Average amount financed $15,442 • Weighted average monthly payment $436 • Average term 62 months • Weighted average APR 19.91% • Weighted average LTV 113.0% Contract:

Contract Originations Centralized contract originations at Irvine HQ ▪ Maximizes control and efficiencies ▪ Certain functions performed at Florida and Nevada offices Proprietary auto - decisioning system ▪ Makes initial credit decision on over 99% of incoming applications ▪ Uses both criteria and proprietary scorecards in credit and pricing decisions Pre - funding verification of employment, income and residency ▪ Protects against potential fraud Servicing Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance Early contact on past due accounts; commencing as early as first day after due date Early stage workload supplemented by automated intelligent predictive dialer Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies 13

$200 million in interim funding capacity through two credit facilities › $100 million with Goldman Sachs/Fortress due in March 2017 › $100 million with Citibank due in June 2016 Regular issuer of asset - backed securities, providing long - term matched funding › $8.8 billion in over 63 deals from 1994 through June 2014. › Have completed 13 senior subordinated securitizations since the beginning of 2011 › In June 2014 transaction, sold five tranches of rated bonds from triple “A” down to single “B” with a blended coupon of 2.37% $5.4 million of debt secured by Fireside portfolio acquisition $14.1 million in residual interest financing, which matures in April 2018 Total corporate debt of $18.0 million › $18.0 million of subordinated unsecured retail notes › $38.6 million senior secured debt prepaid without penalty in Q1 2014 14

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% Months Seasoned 2002 2003 2004 2005 2006 2007 2008 2010 2011 2012 2013 Average of quarterly vintage cum. net losses as of June 30, 2014 2010 and later vintages in line or better than 2003 - 2005 vintages 15

16 ($ in millions) June 30, 2014 Unaudited December 31, 2013 December 31, 2012 December 31, 2011 Assets Cash $ 14.4 $ 22.1 $ 13.0 $ 10.1 Restricted Cash 154.9 132.3 104.4 159.2 Finance receivables, net of allowance 1,259.4 1,115.4 744.7 506.3 Finance receivables measured at fair value 5.7 14.5 59.7 160.3 Residual interest in securitizations .3 0.9 4.8 4.4 Deferred tax assets, net 51.6 59.2 75.6 15.0 Other Assets 54.8 52.0 35.3 34.8 $ 1,541.1 $ 1,396.4 $ 1,037.6 $ 890.1 Liabilities Accounts payable and accrued expenses $ 24.3 $ 24.8 $ 17.8 $ 28.0 Warehouse lines of credit 41.3 9.5 21.7 25.4 Debt secured by receivables measured at fair value 5.4 13.1 57.1 166.8 Residual interest financing 14.1 19.1 13.8 21.9 Securitization trust debt 1,326.3 1,177.6 792.5 583.1 Senior secured debt, related party -- 39.0 50.1 58.3 Subordinated renewable notes 18.0 19.1 23.3 20.8 1,429.4 1,301.8 976.3 904.3 Shareholders’ equity 111.7 94.6 61.3 (14.2) $ 1,541.1 $ 1,396.4 $ 1,037.6 $ 890.1 (1) Numbers may not add due to rounding.

Six Months Ended Unaudited Years Ended ($ in millions) June 30, 2014 June 30, 2013 Dec. 31, 2013 Dec. 31, 2012 Dec. 31, 2011 Revenues Interest income $ 133.2 $ 107.0 $ 231.3 $ 175.3 $ 127.9 Servicing fees .9 1.8 3.1 2.3 4.3 Other i ncome 5.6 5.4 10.4 9.6 10.9 Gain on cancellation of debt --- 10.9 10.9 --- --- 139.7 125.1 255.8 187.2 143.1 Expenses Employee costs 22.7 20.5 43.0 35.6 32.3 General and administrative 18.1 16.4 32.8 29.5 26.8 Interest 25.3 30.9 58.2 79.4 83.1 Provision for credit losses 49.5 32.5 76.9 33.5 15.5 Provision for contingent liabilities --- 9.7 7.8 --- --- 115.6 110.0 218.6 178.0 157.6 Pretax income (loss) 24.1 15.1 37.2 9.2 (14.5) Income tax expense (gain) 10.4 6.5 16.2 (60.2) --- Net income (loss) $ 13.7 $ 8.6 $ 21.0 $ 69.4 $ (14.5) EPS (loss) (fully diluted) $ 0.43 $ 0.27 $ 0.67 $ 2.72 $ (0.76) Pretax income per share (fully diluted) $ 0.75 $ 0.48 $ 1.18 $ 0.36 $ (0.76) 17

(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. Six Months Ended Years Ended ($ in millions) June 30, 2014 June 30, 2013 December 31, 2013 December 31, 2012 December 31, 2011 Auto contract purchases $401.3 $383.9 $764.1 $551.7 $284.2 Total managed portfolio $1,373.6 $1,067.4 $1,231.4 $897.6 $794.6 Risk - adjusted margin (1) $64.9 $50.7 $109.8 $74.3 $44.6 Core operating expenses (2) $ amount $40.8 $36.9 $75.7 $65.1 $59.0 % of average managed portfolio 6.2% 7.5% 7.0% 7.9% 8.3% Pretax return on managed assets (3) 3.7% 3.0% 3.4% 1.1% (2.0)% Total delinquencies and repo inventory (30+ days) (% of total owned portfolio) 6.2% 5.2% 6.9% 5.6% 6.0% Annualized net charge - offs (% of average owned portfolio) 4.9% 4.0% 4.7% 3.6% 4.8% 18

CPS has weathered two industry cycles to remain one of the few independent public auto finance companies Eleven quarters of improving profitability and operating performance Attractive industry fundamentals with fewer large competitors than last cycle Credit performance of 2010 and later vintages in line or better than 2003 - 2005 vintages Growing portfolio enhances operating leverage through economies of scale Opportunistic, successful acquisitions Stable senior management team with significant equity ownership » Senior management, including vice presidents, average 16 years of service with CPS 19

Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U . S . Securities and Exchange Commission ("Commission") . Such materials may be found by inquiring of the Commission‘s EDGAR search page (http : //www . sec . gov/edgar/searchedgar/companysearch . html) using CPS's ticker symbol, which is "CPSS . " Risk factors that should be considered are described in Item 1 A, “Risk Factors," of CPS's annual report on Form 10 - K, which report is on file with the Commission and available for review at the Commission's website . Such description of risk factors is incorporated herein by reference . 20

Information included in the preceding slides is believed to be accurate, but is not necessarily complete . Such information should be reviewed in its appropriate context . The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed . To the extent that one reading the preceding material nevertheless makes such an inference, such inference would be a forward - looking statement, and would be subject to risks and uncertainties that could cause actual results to vary . Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent in sub - prime financing, and exposure to litigation . 21